UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   April 28, 2003


                          Alliant Energy Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                    39-1380265
---------------            ----------------          -------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


              4902 North Biltmore Lane, Madison, Wisconsin 53718
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (608) 458-3311
                        -------------------------------
                        (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits.  The following exhibits are being furnished herewith:
                --------

                (99.1) Alliant Energy Corporation press release dated April 28, 2003.

                (99.2)    Script for conference call held April 28, 2003.

Item 9.    Regulation FD Disclosure (Information Being Provided Under Item 12).
------     -------------------------------------------------------------------

           On April 28, 2003, Alliant Energy Corporation (the "Company") issued a press release announcing its earnings for the first quarter ended March 31, 2003 and its earnings guidance for 2003. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

           On April 28, 2003, the Company held a conference call in connection with the Company's announcement of its earnings for the first quarter ended March 31, 2003 and its earnings guidance for 2003. A copy of the script for such conference call is furnished as Exhibit 99.2 and is incorporated by reference herein. An archive of such conference call and the related question and answer session will be available on the Company's web site at www.alliantenergy.com/investors.
-------------------------------

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

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALLIANT ENERGY CORPORATION



Date:  April 28, 2003           By: /s/  John E. Kratchmer
                                    -----------------------------------
                                    John E. Kratchmer
                                    Vice President-Controller and Chief
                                    Accounting Officer




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

                          ALLIANT ENERGY CORPORATION

                  Exhibit Index to Current Report on Form 8-K
                             Dated April 28, 2003


Exhibit
Number
------

(99.1)     Alliant Energy Corporation press release dated April 28, 2003.

(99.2)     Script for conference call held April 28, 2003.



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